Supermicro © 2009
GPU Solutions
Universal I/O
Double-Sided
Datacenter
Optimized
Twin Architecture
SuperBlade ®
Storage
Confidential
1st Quarter Fiscal 2011
Earnings Conference Presentation
October 26, 2010
Exhibit 99.2

Confidential

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements may relate, among other things,  to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow.
All monetary amounts are stated in U.S. dollars.

Confidential

Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-
GAAP net income and net income per share in this presentation exclude stock-based compensation expense, a provision for litigation costs and the related tax effect of the applicable items.
Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended September 30, 2010.
In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the
Company's SEC filings.

Confidential 4 Q1’FY2011 Non-GAAP Financial Highlights (in millions, except per share data) Q1'11 YoY Sequential Revenue $207.2 39.5% 2.7% Profit after Tax $9.3 58.9% 2.1% EPS $0.22 46.7% 4.8% Change

Confidential

Summary of Results
Another record for revenue with $207 million and 40%
higher than last year
In the seasonally weaker summer quarter we were pleased
to see a strong September, indicating a good upcoming
quarter
We grew in our overseas markets and particularly in the
Asia region
Our systems revenue increased to 36% of total revenue
Our margins improved and are moving in the right direction
Our growth strategy of expanding overseas and in new
markets is positioning us for future growth

Confidential
Leading Products
Twin Architecture
New - 2U Twin³ (8 nodes in 2U)
1U Twin, 2U Twin², 2U Twin (6x 3.5” HDD or 12x 2.5” HDD)
SuperBlade™ - TwinBlade™ and GPU Blade
20/28 DP nodes in 7U, support 40Gb/s Infiniband or 10G
Ethernet connectivity
GPU in blade, leverage Twin architecture
GPU optimized product lines (1U, 2U and 4U)
4 GPUs in 1U project kick off!
Extreme performance for calculation-intensive applications
Scientific computation, imaging processing and CFD
(Computational Fluid Dynamic) simulation
IPC and Embedded Applications
Atom-based low power server: fan-less / long life cycle, for embedded and server appliances
Twin Architectures
GPU-optimized
TwinBlade™
ATOM server
Industrial Solution

Confidential
Leading Products
New Generation 8-way/4-way Systems
Addressing (8-way) high-end high-margin solution
Boxboro-EX MP (Nehalem-EX) and G34 MP system in
1U/4U
Addressing HPC application needs as well as enterprise
market
Storage product line expansion
Super SBB product line
Higher density storage subsystems: Double-Sided
SuperRack
Double side access, cable management, water cooling
Switch Products: 10GbE, IB, FCoE
10GbE onboard and 10GbE standalone switch
FCoE solution coming soon
Front
Back
Super-SBB
Double-Sided Storage
1U, 4U / 4-way
5U / 8-way
10GbE Switch
SuperRack

Confidential

Revenue Comparables
$149
$182
$189
$202
$207
$0
$40
$80
$120
$160
$200
$240
$'s millions
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
Supermicro Revenue Trend
Y/Y 3.1% 41.5% 72.8% 63.4% 39.5%
Seq. 20.3% 22.5% 4.0% 6.5% 2.7%

Confidential

Revenue Analysis
$-
$40
$80
$120
$160
$200
$240
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
$97
$117
$126
$137
$133
$51
$65
$63
$65
$74
$'s millions
Supermicro Subsystems/System Revenue
Subsystems Systems

Confidential 10 Non-GAAP Gross Margins 16.6% 16.7% 15.5% 15.4% 16.0% Q1'10 Q2'10 Q3'10 Q4'10 Q1'11

Confidential 11 Non-GAAP Gross Profit $24.7 $30.5 $29.4 $31.1 $33.2 $- Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Gross Profit $'s millions

Confidential

Summary P&L non-GAAP
(in millions, except per share data)
Q1'11 YoY Sequential Q1'10 Q4'10
Operating Expense $18.7 $3.1 $0.7 $15.6 $18.0
Operating Expense Ratio
9.0% -1.5% 0.1% 10.5% 8.9%
Operating Income $14.6 $5.5 $1.5 $9.1 $13.1
Net Income $9.3 $3.4 $0.2 $5.8 $9.1
EPS $0.22 $0.07 $0.01 $0.15 $0.21
Diluted Share  Count 42.7 40.1 43.7
Effective Quarterly
Tax Rate 35.8% 35.1% 30.2%
Change

Confidential

Q1 FY2011 YTD Summary Statement of Cash Flows
($’s millions)
3 Months Ended 3 Months Ended
30-Sep-10 30-Sep-09
Net Income $7.2 $3.9
Depreciation and amortization $1.3 $1.1
Stock comp expense (FAS 123R) $1.8 $1.5
Other reserves $3.4 $1.0
Net change in AR, Inventory, AP $1.5 -$2.8
Other prepaids and liabilities $1.7 $5.0
Cash flow from operations $16.9 $9.7
Capital expenditures -$7.2 -$0.7
Free cash flow $9.7 $9.0
Net cash  - investing activities $0.8 $3.4
Net cash - financing activities $0.4 -$9.1
Net change in cash  $10.9 $3.3

Confidential

Q1 FY 2011 Summary of Balance Sheet Metrics
($’s millions)
Q1'11 Q4'10 Change
Cash Equivalents & Investments 89.4 $         79.4 $    10.0 $
Accounts Receivable 71.8 $         73.0 $    (1.2) $
Inventory 151.5 $       135.6 $  15.9 $
Accounts Payable 113.1 $       95.4 $    17.7 $
DSO 32 31 1
DIO 76 75 1
DPO 55 54 1
Cash Cycle Days 53 52 1

Confidential 15 Supplemental Financials First Quarter Fiscal 2011 Ended September 30, 2010

Confidential

Non-GAAP Financial Summary
(in millions, except per share data)
Q1'11 Q4'10 Q1'10
Net Sales 207.2 $     201.7 $   148.5 $
Non-GAAP Gross Margin 16.0% 15.4% 16.6%
Non-GAAP Operating Expenses 18.7 $       18.0 $      15.6 $
Non-GAAP Operating Income 14.6 $       13.1 $      9.1 $
Non-GAAP Net Income 9.3 $         9.1 $        5.8 $
Non-GAAP Net Income per share 0.22 $       0.21 $      0.15 $
Fully diluted shares for calculation 42.7 43.7 40.1

Confidential

Prior Period Net Income Comparisons
(in millions, except per share data)
Net Income (GAAP)
Net Income (Non-GAAP)
Diluted Net Income per common share (GAAP)
Diluted Net Income per share (Non-GAAP)
Shares used in diluted EPS calculation
Q1'11 Q4'10 Q1'10
7.2 $         7.7 $         3.9 $
2.1 $         1.4 $         1.9 $
9.3 $         9.1 $         5.8 $
0.17 $       0.18 $       0.10 $
0.05 $       0.03 $       0.05 $
0.22 $       0.21 $       0.15 $
42.7 43.7 40.1
FAS123R & Other Unusual Expense (tax affected)
FAS123R & Other Unusual Expense (tax affected)

Confidential

Q1 FY 2011 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q1'11
Q1'11 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 207.2 $          - $                  207.2 $
Cost of Sales 174.1 $          0.2 $                    173.9 $
Gross Profit 33.0 $            0.2 $                    33.2 $
Operating Expense 21.0 $            2.4 $                    18.7 $
Operating Income 12.0 $            2.6 $                    14.6 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 11.9 $            2.6 $                    14.4 $
Income Tax 4.7 $               (0.5) $                 5.2 $
Net Income 7.2 $               2.1 $                    9.3 $
Diluted Net Income per share 0.17 $            0.05 $                0.22 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 41.4 42.7 42.7

Confidential

Q4 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q4'10
Q4'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 201.7 $          - $                  201.7 $
Cost of Sales 170.8 $          0.2 $                    170.6 $
Gross Profit 30.9 $            0.2 $                    31.1 $
Operating Expense 19.5 $            1.5 $                    18.0 $
Operating Income 11.4 $            1.7 $                    13.1 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 11.3 $            1.7 $                    13.0 $
Income Tax 3.6 $               (0.3) $                 3.9 $
Net Income 7.7 $               1.4 $                    9.1 $
Diluted Net Income per share 0.18 $            0.03 $                0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 42.2 43.7 43.7

Confidential

Q3 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q3'10
Q3'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 189.3 $          - $                  189.3 $
Cost of Sales 160.0 $          0.1 $                    159.9 $
Gross Profit 29.3 $            0.1 $                    29.4 $
Operating Expense 18.7 $            1.4 $                    17.3 $
Operating Income 10.5 $            1.5 $                    12.1 $
Interest, net (0.0) $             - $                  (0.0) $
Income Before Tax 10.5 $            1.5 $                    12.0 $
Income Tax 2.8 $               (0.3) $                 3.1 $
Net Income 7.7 $               1.2 $                    8.9 $
Diluted Net Income per share 0.18 $            0.03 $                0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 41.7 43.3 43.3

Confidential

Q2 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q2'10
Q2'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 182.0 $          - $                  182.0 $
Cost of Sales 151.7 $          0.2 $                    151.5 $
Gross Profit 30.3 $            0.2 $                    30.5 $
Operating Expense 17.9 $            1.5 $                    16.4 $
Operating Income 12.4 $            1.7 $                    14.1 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 12.3 $            1.7 $                    14.0 $
Income Tax 4.7 $               (0.1) $                 4.8 $
Net Income 7.6 $               1.6 $                    9.2 $
Diluted Net Income per share 0.19 $            0.03 $                0.22 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.8 41.5 41.5

Confidential

Q1 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q1'10
Q1'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 148.5 $         - $                  148.5 $
Cost of Sales 124.0 $         0.1 $                   123.9 $
Gross Profit 24.5 $           0.1 $                   24.7 $
Operating Expense 18.0 $           2.5 $                   15.6 $
Operating Income 6.5 $              2.6 $                   9.1 $
Interest, net (0.1) $            - $                  (0.1) $
Income Before Tax 6.4 $              2.6 $                   9.0 $
Income Tax 2.5 $              0.7 $                   3.1 $
Net Income 3.9 $              1.9 $                   5.8 $
Diluted Net Income per share 0.10 $           0.05 $               0.15 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.2 40.1 40.1